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                                                                   Exhibit 10.25

                              SMITH BROTHERS, INC.,
                              a Texas Corporation

                                    GUARANTY

To: Fleet National Bank (as successor-in-interest to BankBoston, N.A., the "Bank") as lender under the Amended and Restated Loan Agreement dated as of December 11, 2003 between the Borrower (as herein defined) and the Bank (the "Loan Agreement"):

     1. Guaranty of Payment and Performance of Obligations. In consideration of the Bank's extending credit or otherwise in its discretion giving time, financial or banking facilities or accommodations to Dover Saddlery, Inc., a Massachusetts corporation (the "Borrower"), an affiliate of the undersigned Smith Brothers, Inc., a corporation organized and existing under the laws of the State of Texas (the "Guarantor"), the Guarantor hereby unconditionally guarantees to the Bank that the Borrower will duly and punctually pay or perform, at the place specified therefor, or if no place is specified, at the Bank's head office at 100 Federal Street, Boston, Massachusetts 02110, (i) all Obligations under (and as defined in) the Loan Agreement; and (ii) without limitation of the foregoing, all fees, costs and expenses incurred by the Bank in attempting to collect or enforce any of the foregoing, accrued in each case to the date of payment hereunder (collectively the "Obligations" and individually an "Obligation"). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance by the Borrower of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Borrower or resort to any security or other means of obtaining payment of any of the Obligations which the Bank now has or may acquire after the date hereof or upon any other contingency whatsoever. Upon any default by the Borrower in the full and punctual payment and performance of the Obligations, the liabilities and obligations of the Guarantor hereunder shall, at the option of the Bank, become forthwith due and payable to the Bank without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

     2. Guarantor's Further Agreements to Pay. The Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Bank forthwith upon demand, in funds immediately available to the Bank, all reasonable costs and expenses (including court costs and legal expenses) incurred or expended by the Bank in connection with this Guaranty and the enforcement hereof, together with interest on amounts recoverable under this Guaranty from the time such amounts become due until payment at the rate which is at all times equal to 2% above the then rate of interest applicable to Base Rate Loans under (and as defined in) the Loan Agreement; provided that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.
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     3. Payments. The Guarantor covenants and agrees that the Obligations will be paid strictly in accordance with their respective terms regardless of any law, regulation or order now or hereinafter in effect in any jurisdiction affecting any of such terms or the rights of the Bank with respect thereto. Without limiting the generality of the foregoing, the Guarantor's obligations hereunder with respect to any Obligation shall not be discharged by a payment in a currency other than the currency in which the Obligation is denominated (the "Obligation Currency") or at a place other than the place specified for the payment of the Obligation, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Obligation Currency and transferred to Boston, Massachusetts, U.S.A., under normal banking procedures does not yield the amount of Obligation Currency due thereunder.

     4. Taxes. All payments hereunder shall be made without any counterclaim or set-off, free and clear of, and without reduction by reason of, any taxes, levies, imposts, charges and withholdings, restrictions or conditions of any nature ("Taxes"), which are now or may hereafter be imposed, levied or assessed by any country, political subdivision or taxing authority on payments hereunder, all of which will be for the account of and paid by the Guarantor. If for any reason, any such reduction is made or any Taxes are paid by the Bank, the Guarantor will pay to the Bank such additional amounts as may be necessary to ensure that the Bank receives the same net amount which it would have received had no reduction been made or Taxes paid.

     5. Consent to Jurisdiction. The Guarantor hereby absolutely and irrevocably consents and submits to the jurisdiction of the Courts of the Commonwealth of Massachusetts and of any Federal Court located in the said Commonwealth in connection with any actions or proceedings brought against the Guarantor by the Bank arising out of or relating to this Guaranty. In any such action or proceeding, the Guarantor hereby absolutely and irrevocably waives personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agrees that the service thereof may be made by certified, registered or recorded first-class airmail directed to the Guarantor. Anything hereinbefore to the contrary notwithstanding, the Bank may sue the Guarantor in the courts of any other country, State of the United States or place where the Guarantor or any of the property or assets of the Guarantor may be found or in any other appropriate jurisdictions.

     6. Unlimited Liability of Guarantor. The liability of the Guarantor hereunder shall be unlimited and, as to the Obligations of the Borrower, shall be joint and several with the liability of each other party who has guaranteed or who will guarantee the Obligations of the Borrower. The Bank has and shall have the absolute right to enforce the liability of the Guarantor hereunder without resort to any other right or remedy including any right or remedy under any other guaranty, and the release or discharge of any guarantor of any Obligations shall not affect the continuing liability of the Guarantor hereunder.


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     7. Effectiveness. The obligations of the Guarantor under this Guaranty shall continue in full force and effect and shall remain in operation until all of the Obligations shall have been paid in full or otherwise be fully satisfied, and continue to be effective or be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or returned upon the bankruptcy, insolvency, or reorganization of the Borrower, or otherwise, as though such payment had not been made or other satisfaction occurred. No invalidity, irregularity or unenforceability by reason of applicable bankruptcy laws, or any other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect, the Obligations, shall impair, affect, be a defense to or claim against the obligations of the Guarantor under this Guaranty.

     8. Security; Set-off. The Guarantor grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all securities or other property belonging to the Guarantor now or hereafter held by the Bank and in all deposits and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor. Regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank may at any time and without notice to the Guarantor set off the whole or any portion or portions of any or all such deposits and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom. Any deposits or other sums which may at any time be credited to the Guarantor by or due to it from any other financing institution which may invest or participate in the Obligations (each such financing institution being referred to in this Section 8 as a "Participant") may at any time be applied to or set off by such Participant against the Guarantor's obligations hereunder. The Guarantor irrevocably invites each financing institution which may consider becoming a Participant to rely on the provisions contained in this Section 8 as making the Participant a creditor of the Guarantor and agrees that its becoming a Participant shall constitute an acceptance of the offer hereby made.

     9. Freedom of Bank to Deal with Borrower and Other Parties. The Bank shall be at liberty, without giving notice to or obtaining the assent of the Guarantor and without relieving the Guarantor of any liability hereunder, to deal with the Borrower and with each other party who now is or after the date hereof becomes liable in any manner for any of the Obligations, in such manner as the Bank in its sole discretion deems fit, and to this end the Guarantor gives to the Bank full authority in its sole discretion to do any or all of the following things:
(a) extend credit, make loans and afford other financial accommodations to Borrower at such times, in such amounts and on such terms as the Bank may approve, (b) vary the terms and grant extensions of any present or future indebtedness or obligation to the Bank of the Borrower or of any such other party, (c) grant time, waivers and other indulgences in respect thereto, (d) vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations which


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the Bank now has or may acquire after the date hereof, (e) accept partial payments from the Borrower or any such other party, (f) release or discharge, wholly or partially, any endorser or guarantor, and (g) compromise or make any settlement or other arrangement with the Borrower or any such other party.

     10. Unenforceability of Obligations Against the Borrower; Invalidity of Security or Other Guaranties. If for any reason the Borrower has no legal existence or is under no legal obligation to discharge any of the Obligations undertaken or purported to be undertaken by it or on its behalf, or if any of the moneys included in the Obligations have become irrecoverable from the Borrower by operation of law or for any other reason, this Guaranty shall nevertheless be binding on the Guarantor to the same extent as if the Guarantor at all times had been the principal debtor on all such Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

     11. Representations, Warranties and Covenants. The Guarantor hereby represents, warrants, and covenants to and with the Bank that:

          11.1. Corporate Status. The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the corporate power and authority to own its property, conduct its business as now being conducted and to make and perform this Guaranty and the transactions contemplated hereby, and is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where the nature and extent of the business conducted by it, or property owned by it, and applicable law require such qualification.

          11.2. Authorization. The execution, delivery and performance of this Guaranty have been duly authorized by all necessary corporate action and will not violate any provision of law or any order of any court or governmental agency or the articles of organization or other incorporation papers or bylaws of the Guarantor, or conflict with, or result in a breach of, or constitute (with or without notice or lapse of time or both) a default under, or result in the creation of any security interest, lien, charge or encumbrance upon any property or assets of the Guarantor, pursuant to any agreement, indenture or other instrument to which it is a party or by which it may be bound.

          11.3. Litigation. Except as disclosed to the Bank in writing prior to the execution hereof, no action, suit, investigation or proceeding is pending or known to be threatened against or affecting the Guarantor which, if adversely determined, would have a material adverse effect upon its financial condition or operations.

          11.4. Absence of Default. The Guarantor is not in default under any provision of its articles of organization or other incorporation papers, bylaws or stock provisions or any amendment of any thereof or of any indenture relating to borrowed


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money or agreement to which it is a party or by which it is bound or of any other indenture or of any order, regulation, ruling or requirement of a court or public body or authority by which it is bound.

          11.5. No Consents Required. No license, consent or approval of, or filing with, any governmental body or other regulatory authority is required for the making and performance of this Guaranty or any instrument or transaction contemplated herein. The Guarantor holds all certificates and authorizations of all governmental agencies and authorities required by law to enable it to engage in the business currently transacted by it.

          11.6. Additional Representations and Warranties; Survival. In addition to the foregoing representations and warranties, the Guarantor hereby makes each of the representations and warranties set forth in Section 4 of the Loan Agreement, which representations and warranties are incorporated herein by this reference, as if each of such representations and warranties were made by the Guarantor with each reference therein to the "Borrower" changed to the "Guarantor", provided that with respect to any representations or warranties which are in conflict with the specific representations and warranties made herein, the representations and warranties made herein shall control. All representations and warranties made herein shall survive until payment in full of all of the Obligations.

          11.7. Covenants. (a) The Guarantor will not at any time after the date of this Guaranty create, assume, incur, or permit to exist, any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind ("Encumbrances") in respect of any of its property, assets, income or revenues of any character, whether heretofore or hereafter acquired by it, except (i) Encumbrances in favor of the Bank securing the payment or performance of all or any part of the Obligations, whether existing on the date of this Guaranty or arising from time to time thereafter and (ii) Encumbrances permitted under Sections 5.6(iii), (iv) and (v) of the Loan Agreement. (b) The Guarantor will not at any time cause or permit any of the charter or other incorporation documents or by-laws of the Guarantor to be modified, amended or supplemented in any respect whatever, except for any such modification or amendment as would be permitted under the terms of Section 5.14 of the Loan Agreement, without the express prior written agreement, consent or approval of the Bank. (c) The Guarantor will not at any time after the date hereof engage, directly or indirectly, in any business other than the business now conducted by the Guarantor. (d) The Guarantor has, and will continue to have, no Indebtedness (as defined in the Loan Agreement) except for the Indebtedness evidenced hereby or otherwise permitted by Section 5.5 of the Loan Agreement to the extent applicable. (e) The Guarantor hereby agrees to comply with and be bound by each of the covenants set forth in Sections 5 and 6 of the Loan Agreement, which covenants are incorporated herein by this reference, as if each of such covenants were made by the Guarantor with each reference therein to the "Borrower" changed to the "Guarantor", provided that with respect to any covenants which are in conflict with the specific covenants made herein, the covenants made herein shall control.


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     12. Waivers by Guarantor. The Guarantor waives: notice of acceptance hereof, notice of any action taken or omitted by the Bank in reliance hereon, and any requirement that the Bank be diligent or prompt in making demands hereunder, giving notice of any default by the Borrower or asserting any other rights of the Bank hereunder. The Guarantor also irrevocably waives, to the fullest extent permitted by law, all defenses that at any time may be available in respect of the Guarantor's obligations hereunder by virtue of any homestead exemption, statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.

     13. No Contest with Bank. So long as any Obligation remains unpaid or undischarged, the Guarantor will not, as a result of paying any sum recoverable hereunder (whether or not demanded by the Bank) or by any means or on any other ground, exercise any rights against the Borrower or claim any set-off or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower or, in proceedings under applicable bankruptcy laws or insolvency proceedings of any nature, prove in competition with the Bank in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of the Borrower or the benefit of any other security for any Obligation which, now or hereafter, the Bank may hold or in which it may have any share. The Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Bank. The payment of any amounts due with respect to any indebtedness of the Borrower now or hereafter held by the Guarantor which arises as a result of the Guarantor's payment of any sum recoverable hereunder is hereby subordinated to the prior payment in full of the Obligations. The Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantor will not demand, sue for or otherwise attempt to collect any such indebtedness of the Borrower to the Guarantor until the Obligations shall have been paid in full. If, notwithstanding the foregoing sentence, the Guarantor shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantor as trustee for the Bank and be paid over to the Bank on account of the Obligations without affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

     14. Demands and Notices. Any demand on or notice to the Guarantor shall be in writing and shall be effective when handed to the Guarantor or left at or mailed or sent by telecopy or courier to the Guarantor's usual or last-known address.

     15. Amendments, Waivers, Etc. No provision of this Guaranty can be changed, waived, discharged or terminated except by an instrument in writing signed by the Bank and the Guarantor expressly referring to the provision of this Guaranty to which such instrument relates; and no such waiver shall extend to, affect or impair any right with respect to any Obligation which is not expressly dealt with therein. No course of dealing or delay or omission on the part of the Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.


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     16. Application of Funds. All payments by the undersigned pursuant to this
Guaranty shall be made to the Bank and, after the payment of all expenses as provided in this Guaranty and the Obligations, shall be applied to the payment of the Obligations until the same are paid in full.

     17. Further Assurances. The Guarantor at its sole cost and expense agrees to do all such things and execute, acknowledge and deliver all such documents and instruments as the Bank from time to time may reasonably request in order to give full effect to this Guaranty and to perfect and preserve the rights and powers of the Bank hereunder.

     18. Miscellaneous Provisions. This Guaranty is intended to take effect as a sealed instrument to be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall inure to the benefit of the Bank and its successors in title and assigns, and shall be binding on the Guarantor and the Guarantor's successors in title, assigns and legal representatives. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement. The invalidity or unenforceability of any one or more sections of this Guaranty shall not affect the validity or enforceability of its remaining provisions. Captions are for ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Guaranty shall be equally applicable to the singular and plural forms of the terms defined.

     19. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS GUARANTY, THE OBLIGATIONS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, AMONG THE GUARANTOR, THE BORROWER AND THE BANK. THIS WAIVER OF JURY TRIAL SHALL BE EFFECTIVE FOR EACH AND EVERY DOCUMENT EXECUTED BY THE GUARANTOR OR THE BANK AND DELIVERED TO THE BANK OR THE GUARANTOR, AS THE CASE MAY BE, WHETHER OR NOT SUCH DOCUMENTS SHALL CONTAIN SUCH A WAIVER OF JURY TRIAL. THE GUARANTOR CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

                            [Signature on next page]


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     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the 11th day of December __, 2003.

(Corporate Seal)

                                        SMITH BROTHERS, INC.


                                        By: /s/ Stephen L. Day
                                            ------------------------------------
                                        Name: Stephen L. Day
                                        Title: President


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